UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

SYBRON DENTAL SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985
(State or other jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1717 West Collins Avenue, Orange, California	92867
(Address of principal executive offices)	(Zip Code)

(714) 516-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 24, 2005, Sybron Dental Specialties, Inc. issued a press release announcing its results of operations for the quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated January 24, 2005 announcing the results of operations for the quarter ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: January 25, 2005	By:	/s/ Stephen J. Tomassi
	Name:	Stephen J. Tomassi
	Title:	Vice President-General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sybron Dental Specialties, Inc. dated January 24, 2004 announcing its results of operations for the quarter ended December 31, 2004.